                                                                   EXHIBIT 10.42


                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated as of November 27, 2002 (this "PLEDGE"), is made by CG AUSTRIA, INC., a Delaware corporation having an office at One Technology Center, Mail Drop 15, Tulsa, Oklahoma 74103 ("PLEDGOR") to WILLIAMS HEADQUARTERS BUILDING COMPANY, a Delaware corporation, having an office at One Williams Center, Mail Drop 41-3, Tulsa, Oklahoma 74172, (together with its successors and assigns, "LENDER").

         All capitalized terms used herein but not defined herein shall have the meanings specified in the Mortgage (as defined below).

                                   WITNESSETH:

         WHEREAS, the Lender as seller, Williams Technology Center, LLC, a Delaware limited liability company ("WTC") as purchaser, WilTel Communications Group, Inc., a Nevada corporation ("NEW WCG"), formerly known as Williams Communications Group, Inc., a Delaware corporation, prior to its reorganization pursuant to the Plan ("WCG"), Williams Communications, LLC, a Delaware limited liability company ("WCL") and Williams Aircraft Leasing, LLC, a Delaware limited liability company ("WAL") are parties to that certain Real Property Purchase and Sale Agreement dated as of July 26, 2002 (as amended by the First Amendment to Real Property Purchase and Sale Agreement dated as of October 15, 2002 among Lender, WTC, WCG, WCL, New WCG, WAL and Williams Aircraft, Inc., a Delaware corporation ("WAI"), and as further amended by the Second Amendment to Real Property Purchase and Sale Agreement dated as of October 23, 2002 among Lender, WTC, WCL, New WCG, WAL, WAI and, for purpose of Section 15 therein, The Williams Companies, Inc., a Delaware corporation (as so amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the "PURCHASE AGREEMENT");

         WHEREAS, in consideration of the benefits to WTC derived from Lender's entering into the Purchase Agreement and Lender's performance of its obligations thereunder (including, without limitation, Lender's conveyance of the Land and Improvements to WTC pursuant thereto), WTC, WCG, and WCL executed and delivered to Lender as payee, (a) a promissory note dated as of October 15, 2002 in the original principal amount of $100,000,000, with a maturity date of April 1, 2010 or such earlier date to which it may be accelerated pursuant to the terms thereof (as hereafter amended, extended, replaced, restated, supplemented, restructured, increased or refinanced from time to time, "LONG-TERM NOTE"); and
(b) a promissory note dated as of October 15, 2002 in the original principal amount of $44,800,000 and having an aggregate (principal and interest) accreted value at maturity of $74,360,295.30 with a maturity date of December 29, 2006 or such earlier date to which it may be accelerated pursuant to the terms thereof (as hereafter amended, extended, replaced, restated, supplemented, restructured, increased or refinanced from time to time, the "SHORT-TERM NOTE");

         WHEREAS, Pledgor is a wholly owned direct subsidiary of New WCG and will benefit from the extensions of credit under the Notes;




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         WHEREAS, Pledgor will acquire and own as of November 29, 2002 not less than sixty-six percent (66%) of the stock and beneficial interests in WilTel Communications Pty. Limited (ACN 081 547 042), a corporation organized and existing under the laws of Australia ("COMPANY");

         WHEREAS, Lender has required as a condition precedent to making the loans (the "LOAN") evidenced by the Notes that this Pledge be duly executed and delivered by Pledgor to Lender to secure the Obligations;

         WHEREAS, in order to induce Lender to make the Loan, Pledgor wishes to execute, and deliver to Lender this Pledge;

         WHEREAS, this Pledge is subject to the provisions of the Intercreditor Agreement (as hereinafter defined) in all respects; and

         WHEREAS, it is a condition to the effectiveness of this Pledge that the FIRB Approval (hereinafter defined) is obtained.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor hereby covenants and agrees for the benefit of Lender as follows:

         1. Definitions. For the purposes of this Pledge, the following terms shall have the meanings set forth hereinbelow:

         "ACKNOWLEDGMENT" shall have the meaning set forth in the Paragraph 3.

         "ADMINISTRATIVE AGENT" shall mean Bank of America, N.A., as Administrative Agent under the Credit Agreement, together with its successors and assigns.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or day on which banks are authorized to be closed in Tulsa, Oklahoma.

         "COLLATERAL" shall have the meaning set forth in Paragraph 2.

         "COMPANY" shall have the meaning set forth in the Recitals.

         "CREDIT AGREEMENT" shall have the meaning set forth in the Intercreditor Agreement.

         "CREDIT AGREEMENT LENDER" shall mean a "Lender" (as such term is defined in the Credit Agreement).

         "DEFAULT RATE" shall have the meaning set forth in the Short Term Note.

         "DISTRIBUTIONS" shall mean any and all income, payments, earnings, dividends and distributions, whether in cash or in kind, accruing or becoming due, paid or payable to Pledgor by reason of or otherwise in connection with Pledgor's Interest.

         "EVENT OF DEFAULT" shall have the meaning set forth in the Mortgage.

         "FIRB APPROVAL" shall mean either (a) by a lapse of time the Treasurer of the Commonwealth of Australia becomes precluded from making an order in respect of the arrangements contemplated by this Pledge and the Second Equitable Mortgage or (b) a notice in writing is issued by or on behalf of the Treasurer of the Commonwealth of Australia to Lender stating that the Commonwealth Government does not object to the arrangements contemplated by this Pledge or the Second Equitable Mortgage, either conditionally on terms acceptable to Lender in its sole discretion or unconditionally.

         "FIRST EQUITABLE MORTGAGE" shall mean that certain First Equitable Mortgage of Shares dated as of the date hereof, executed by Pledgor and Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "INTERCREDITOR AGREEMENT" shall mean that certain Intercreditor and Subordination Agreement (PowerTel Collateral) dated as of October 15, 2002, by and between Lender and the Administrative Agent and consented to by the Loan Parties (as defined therein) and the Company, as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time.

         "INTEREST" shall mean any direct or indirect ownership, equity, record or beneficial interest of any kind or nature of Pledgor in Company, including, without limitation, interests in Company's stock and Pledgor's rights, title and interest in, to and under the Shareholders Agreement, and any right, including without limitation any option, put, call or warrant and rights to vote and receive Distributions relating to such interest, and any and all rights to principal, interest and other sums due under any loans by Pledgor to Company; provided, however, that anything to the contrary herein or elsewhere in this Pledge notwithstanding, at no time and in no event shall more than 66% of the total outstanding beneficial interests in the Company constitute "Interest" or otherwise be pledged to or subject to a security interest in favor of Lender under this Pledge or the Second Equitable Mortgage.

         "LENDER" shall have the meaning set forth in the preamble to this Pledge.

         "LOAN" shall have the meaning set forth in the Recitals.

         "LONG-TERM NOTE" shall have the meaning set forth in the Recitals.

         "MORTGAGE" shall mean that certain Mortgage With Power of Sale, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing made by WTC to the Lender dated as of October 15, 2002, as the same may be amended, restated, supplemented or to otherwise modified from time to time.

         "NEW WCG" shall have the meaning set forth in the Recitals.

         "NOTES" shall mean, collectively, the Short-Term Note and the Long-Term Note.

         "NOTICE OF DEFAULT" shall have the meaning set forth in Paragraph 10 hereof.

         "PERMITTED DISPOSITION" shall mean any sale, assignment, transfer, issuance or other disposition (a) by Pledgor of any direct or indirect ownership, equity or other beneficial interest in the Company or any other Collateral to any Person or (b) by Pledgor or the Company of any direct or indirect ownership, equity or other beneficial interest in PowerTel to any Person, provided that (i) the net proceeds of any such sale, assignment, transfer, issuance or other disposition shall be deposited into a new account with a Credit Agreement Lender that is subject to an account control agreement (or account control agreements, as applicable) which is or are reasonably satisfactory to such Credit Agreement Lender, the Administrative Agent and Lender subject to (x) a perfected first lien and security interest in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security Agreement) and (y) a perfected second lien and security interest in favor of Lender (as applicable); (ii) the consideration received in connection with any such sale, assignment, transfer, issuance or other disposition shall not be less than the fair value of the property sold, assigned, transferred, issued or otherwise disposed of, as determined in good faith and approved by the board of directors of Pledgor; (iii) any such sale, assignment, transfer, issuance or other disposition shall be effected on an arm's-length basis; and
(iv) Pledgor shall deliver to Lender, no less than ten (10) Business Days prior to the date of any such expected sale, assignment, transfer, issuance or other disposition, written notice of the identity of the purchaser, assignee or other transferee, the expected date of closing such sale, assignment, transfer, issuance or other disposition, the expected date of receipt by Pledgor of the net proceeds (including the approximate amount thereof) with respect thereto, the principal terms of such sale, assignment, transfer, issuance or other disposition, and such other information as Lender may reasonably request in writing (in each case subject to any applicable confidentiality provisions or requirements).

         "PERMITTED ENCUMBRANCES" shall mean "Permitted Encumbrances" as defined in the Credit Agreement on the date hereof.

         "PLEDGE" shall have the meaning set forth in the preamble to this Pledge.

         "PLEDGOR" shall have the meaning set forth in the preamble to this Pledge.

         "POWERTEL" shall mean PowerTel Limited (f/k/a Spectrum Network Systems Limited) (ACN 001 760 103), a corporation organized and existing under the laws of Australia.

         "PURCHASE AGREEMENT" shall have the meaning set forth in the Recitals.

         "SECOND EQUITABLE MORTGAGE" shall mean that certain Second Equitable Mortgage of Shares dated the date hereof, executed by Pledgor and Lender and consented to by the Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "SECURITY AGREEMENT" shall mean that certain Amended and Restated Security Agreement dated as of April 23, 2001, as amended and restated as of October 15, 2002 made by Pledgor and certain other parties in favor of the Administrative Agent, as the same may be amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time.

         "SHAREHOLDERS AGREEMENT" shall mean that certain Spectrum Shareholders Agreement dated June 19, 1998 by and among the Company, Downtown Utilities Pty Limited

(ACN 082 754 407), as Trustee, South-East Queensland Electricity Corporation Limited trading as Energex (ACN 078 849 055), CitiPower Pty (ACN 064 651 056), Energy Australia, a statutory SOC under the Stated Owned Corporations Act 1989
(NSW) and Williams Holdings of Delaware, Inc., a Delaware corporation, as amended, restated, supplemented or otherwise modified from time to time.

         "SHORT-TERM NOTE" shall have the meaning set forth in the Recitals.

         "STOCK CERTIFICATE" shall mean all certificates now and/or hereafter issued to Pledgor representing Pledgor's Interest.

         "UCC-1s" shall mean the financing statements described in Paragraph 3(b) hereof.

         "VOLUNTARY BANKRUPTCY EVENT" shall mean the occurrence of any or all of the following actions by or with respect to Pledgor and/or Company: (i) filing of a voluntary petition in bankruptcy or a petition or answer seeking or consenting to any reorganization or for an arrangement, imposition, readjustment, composition, liquidation, dissolution, winding-up or any other relief for itself or with respect to its debts pursuant to the United States Bankruptcy Code or any similar law or regulation of any Governmental Authority relating to distress of debtors or relief for debtors, now or hereafter in effect; (ii) an assignment for the benefit of creditors or such party admits in writing its inability to pay its debts as they become due; or (iii) seeking or consenting to the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of such party, for all or any part of the Collateral; (iv) committing any voluntary or involuntary "act of insolvency" as such term is defined in the United States Bankruptcy Code or any state law or similar law or regulation of any federal, state, domestic, foreign or other jurisdiction; (v) there is filed against it in any proceeding or other action, an involuntary petition, arrangement, imposition, readjustment composition, liquidation, dissolution, winding-up or an answer proposing an adjudication of it as bankrupt or insolvent, or, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or is subject to a reorganization, in any such case, pursuant to the United States Bankruptcy Code or any similar law or regulation, federal, state, domestic or foreign now or hereafter in effect, and any such filing, answer, action or other proceeding is approved by any court of competent jurisdiction and the order approving the same shall not be vacated, stayed, set aside or discharged within ninety (90) days from entry; or (vi) it fails to deny the material allegations of a filing of any such petition or answer in a timely manner.

         "WAL" shall have the meaning set forth in the Recitals.

         "WCG" shall have the meaning set forth in the Recitals.

         "WCL" shall have the meaning set forth in the Recitals.

         "WTC" shall have the meaning set forth in the Recitals.

            2. Pledge.

            Notwithstanding anything in this Pledge Agreement to the contrary, this Pledge shall not be effective unless and until the FIRB Approval has been obtained by Lender and, upon the receipt by Lender of the FIRB Approval, this Pledge shall be effective as of the date hereof.

                  (a) As security for the prompt and complete payment and performance of the Obligations, Pledgor hereby pledges, assigns and hypothecates to Lender and grants to Lender a continuing, perfected and second priority lien upon and security interest (subject only to the lien and security interest granted by Pledgor to the Administrative Agent pursuant to the Security Agreement) in, to and under all of Pledgor's right, title and interest in and to the following (collectively, the "COLLATERAL"), whether now existing or hereafter from time to time acquired (provided that in no event shall the equity interests in the Company pledged to or subject to a security interest in favor of Lender pursuant to this Pledge and/or the Second Equitable Mortgage exceed 66% of the beneficial interests in the Company):

                  (i) Pledgor's Interest;

                  (ii) Distributions;

                  (iii) all Stock Certificates;

                  (iv) all additional certificates or other evidence of
            Pledgor's Interest in Company received by Pledgor or to which Pledgor is entitled pursuant to any reclassification, reorganization, or increase or reduction of capital attributable to any certificate described in clause (iii) above or in substitution of or in exchange of any certificate described in clause (iii) above;

                  (v) any loans made by Pledgor to the Company, including the full principal balance thereof, and all interest and other sums due thereon;

                  (vi) all interest, cash, dividends, checks and other
            instruments and property from time to time hereafter received, receivable or otherwise distributed in addition to, in respect of or in exchange or substitution for all or any portion of Pledgor's Interest; and

                  (vii) all proceeds (other than Distributions made prior to the occurrence of an Event of Default (as hereinafter defined)) retained by Pledgor in accordance with Paragraph 11(b) hereof) of, from and relating to any of the foregoing.

                  (b) This Pledge shall be in addition to, and shall in no way limit or impair, any rights of Lender in, to and under any other collateral, including without limitation the Mortgaged Property, or any of the Loan Documents.

            3. Delivery and Registration of Pledged Collateral.

                  (a) The administration of the Collateral and this Pledge shall be subject in all respects to the Intercreditor Agreement and, subject to the provisions of the Intercreditor Agreement and the rights of the Administrative Agent pursuant to the Security Agreement and the First Equitable Mortgage, all Collateral (other than Distributions made prior to the occurrence and continuance of an Event of Default to the extent provided in Paragraph 11 hereof) shall, at Lender's sole option, be delivered by delivery of all certificates or instruments (if any) representing or evidencing such Collateral in suitable form for transfer under applicable law by delivery or accompanied by duly executed instruments of transfer or assignment, undated and in blank, all in form and substance reasonably satisfactory to Lender. Upon the issuance of any such certificate or instrument, the same shall be so assigned, delivered and endorsed to Lender promptly without the need for any request therefor by Lender. Lender shall have the right, at any time and from time to time upon the occurrence and during the continuance of an Event of Default in its discretion and without notice to Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Collateral; provided, however, that the foregoing shall not be construed to limit Lender's rights to perfect and continue the perfection of its security interest in the Collateral pursuant to this Pledge or the Second Equitable Mortgage prior to the occurrence of an Event of Default.

                  (b) In addition to and not in limitation of the foregoing, concurrently with the execution of this Pledge, (i) Pledgor shall deliver to Lender the "ACKNOWLEDGMENT" in the form of Exhibit A hereto confirming, inter alia, that Company has noted the pledge effected by this Pledge and the Second Equitable Mortgage on its books, and (ii) Lender shall be authorized to file UCC-1 financing statements ("UCC-1s") and such other documents and instruments, covering the Collateral in form suitable for filing and/or recording in all jurisdictions (including, without limitation, Australia) necessary or reasonably required by Lender to create or perfect Lender's interest in the Collateral, to the extent such creation or perfection may be accomplished by such filings, documents and/or instruments.

            4. Property in the Custody of Lender. Other than the exercise of reasonable care to assure the safe custody of any Stock Certificates, instruments or funds constituting part of the Collateral as may from time to time be delivered into Lender's possession under this Pledge, Lender shall not have any duty or liability to preserve the Collateral or any part thereof or any of Pledgor's rights pertaining thereto. Lender shall be relieved of responsibility for any portion of the Collateral upon surrendering it or tendering surrender of it. Without limiting the generality of the foregoing, neither Lender nor any of its respective officers, agents or employees shall be liable (i) for failure to invest or reinvest the cash paid to Lender under this Pledge or the Second Equitable Mortgage or for any losses incurred by reason of investments made by Lender or the Second Equitable Mortgage or by reason of the insolvency of any Person, or (ii) for any action taken or omitted to be taken by Lender in good faith in accordance with the advice of counsel with respect to any question as to the construction of any provision of this Pledge or the Second Equitable Mortgage or any action to be taken by Lender under this Pledge or the Second Equitable Mortgage or, in accordance with any instructions or other notices which Lender believes in good faith to be properly given by Pledgor, except for any action taken or failed to be taken as a result of the gross negligence or willful misconduct of Lender. All investments of all or part of the Collateral by Lender and all income and proceeds thereof shall be held in the name of Lender and constitute part of the Collateral. All risk of loss with respect to investments shall be on Pledgor, subject to the terms of this Paragraph 4.

            5. Representations and Warranties. Pledgor hereby represents and warrants to Lender, as of the date hereof, as follows:

                  (a) As of November 29, 2002, (i) Pledgor will be the sole beneficial owner and holder of the Interest, which constitutes at least 66% of the beneficial interests in the Company; and (ii) no party other than Pledgor will have any option, warrant, call, commitment or other right with respect to the Collateral (other than the rights of the Administrative Agent pursuant to the Security Agreement, the First Equitable Mortgage and the Intercreditor Agreement).

                  (b) As of November 29, 2002, Pledgor shall be the true, legal and lawful owner and holder of all Collateral (including Collateral acquired after such date), free and clear of any liens, pledges, security interests or encumbrances whatsoever, subject only to this Pledge, the Second Equitable Mortgage, and the Security Agreement, the First Equitable Mortgage, and the Intercreditor Agreement and other Permitted Encumbrances encumbering the Collateral.

                  (c) Pledgor is a Delaware corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to execute, deliver and perform all of its obligations set forth in this Pledge and the Second Equitable Mortgage. Pledgor (i) is not incorporated in any jurisdiction of Australia (as determined under Australian law), (ii) does not carry on business in Australia and (iii) for Australian tax law purposes, is not a resident of Australia or a non-resident of Australia carrying on business at or through a permanent establishment in Australia.

                  (d) This Pledge and the Second Equitable Mortgage constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity.

                  (e) The execution, delivery and performance by Pledgor of this Pledge and the Second Equitable Mortgage, the exercise by Lender, subject to the limitations contained herein, of the voting or other rights and remedies provided in this Pledge in respect of the Collateral (i) have been duly authorized by all necessary corporate action of the Pledgor;
      (ii) do not require the approval of any Governmental Authority of the United States or Australia (other than the FIRB Approval) or other third party which have not been obtained or require any action of, or filing with, any Governmental Authority of the United States or Australia (other than the FIRB Approval) or other third party to authorize same (other than the filing of a UCC-1); and (iii) do not and shall not (A) violate or result in the breach of any provision of law or regulation, any order or decree of any court or other Governmental Authority of the United States or Australia, (B) violate, result in the breach of or constitute an event of default under or conflict with any indenture, mortgage, deed of trust, agreement or any other instrument to which Pledgor is a party or by which any of Pledgor's assets (including, without limitation, the Collateral) are bound, except to the extent that Lender's exercise of voting or other rights and remedies under this Pledge violate, result in the breach of or constitute an event of default under or conflict with
      Section 7.09 of the Shareholders Agreement, or (C) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Pledgor except for the Security Agreement, the First Equitable Mortgage and the Intercreditor Agreement.

                  (f) There is not now pending or, to the best of Pledgor's knowledge, threatened, any action or proceeding at law or in equity or by or before any Governmental Authority of the United States or Australia (other than the FIRB Approval) which if adversely determined would impair or materially adversely affect Pledgor's or Lender's interest in the Collateral or the value thereof or Pledgor's aggregate financial condition or operations.

                  (g) There is no financing statement (or similar document or registration under the law of any applicable jurisdiction) now on file or registered in any public office covering any interest of Pledgor in the Collateral, other than with respect to UCC financing statements filed in connection with the Security Agreement and financing statements or similar documents or registrations filed in connection with the First Equitable Mortgage and the Second Equitable Mortgage. There are no set-offs, counterclaims or defenses with respect to the Collateral and no agreement has been made by Pledgor or any subsidiaries of New WCG with any other Person with respect to the Collateral, except for the Security Agreement, the First Equitable Mortgage, the Intercreditor Agreement and the Shareholders Agreement.

                  (h) Pledgor has obtained all required consents to this Pledge, and the Second Equitable Mortgage, including, without limitation, the consent of Company and the Administrative Agent.

                  (i) In the event Pledgor changes its state of incorporation Pledgor shall notify Lender within two months thereafter, and furnish to Lender or authorize Lender to file (at Pledgor's sole cost and expense) and/or record any UCC-1 financing statements or similar documents or registrations or amendments thereto as may be reasonably requested by Lender in connection therewith.

            6. Further Assurances. Upon the request of Lender, Pledgor shall, at Pledgor's sole cost and expense, execute and deliver all such further UCC-1s and similar documents and registrations, continuation statements, assurances and consents with respect to the pledge of the Collateral and the execution of this Pledge and the Second Equitable Mortgage, and shall execute and deliver such further instruments, agreements and other documents and do such further acts and things, as Lender may reasonably request in order to more fully effectuate the purposes of this Pledge and/or the Second Equitable Mortgage, and to obtain the full benefits of this Pledge and the Second Equitable Mortgage, and the rights and powers herein and therein created.

            7. Attorney-in-Fact. Pledgor hereby authorizes Lender at any time to take any action and to execute any instrument, financing statements and/or continuation statements covering the Collateral, to evidence and perfect the security interest created hereby and irrevocably appoints Lender as its true and lawful attorney-in-fact, which power of attorney shall be coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time, in Lender's sole and absolute discretion, (a) for the purpose of executing such statements in the name of and on behalf of Pledgor, and thereafter filing any such financing and/or continuation statements and (b) to receive, endorse and collect all instruments made payable to Pledgor representing any interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; provided that Lender shall not execute any document as attorney-in-fact of Pledgor under clause (a) of this Paragraph 7 or take any action specified in clause (b) of this Paragraph 7 unless and until an Event of Default shall have occurred and be continuing. Nothing contained in this Paragraph 7 shall result in the expansion of the obligations, or the reduction of the rights, of Pledgor hereunder.

            8. Covenants and Agreements. In addition to any and all other covenants and agreements by Pledgor under this Pledge, Pledgor further covenants and agrees until the Obligations have been paid in full that:

                  (a) (i) the Interest shall continue to constitute not less than 66% of the total beneficial interests in the Company and the Stock Certificates shall be in certificated form; and (ii) Pledgor shall defend the Collateral against the claims and demands of all persons whomsoever and shall defend Lender's security interest therein against all material claims and demands of any other person or party at any time claiming the same or any interest therein adverse to Lender, subject to the rights, title and interest of the Administrative Agent pursuant to the Security Agreement and the First Equitable Mortgage.

                  (b) Pledgor shall not directly or indirectly further assign, pledge, hypothecate, transfer, exchange, grant any option or security interest in and with respect to, or otherwise dispose of or encumber, the Collateral or any beneficial or other interest therein except (i) to the Administrative Agent, subject to and in accordance with the Security Agreement and other Permitted Encumbrances encumbering the Collateral or
      (ii) pursuant to a Permitted Disposition.

                  (c) Pledgor shall from time to time pay and discharge, all taxes, assessments and charges imposed on the Collateral by any Governmental Authority, except to the extent failure to do so could not reasonably be expected to have a material adverse affect on the Collateral or Lender's security interest therein; Pledgor may contest any such taxes, assessments or governmental charges in good faith by appropriate proceeding where the failure to do so could not reasonably be expected to materially and adversely affect the Collateral or Lender's security interest therein.

                  (d) Pledgor shall give Lender notice promptly after any officer of Pledgor with executive responsibilities with respect to Pledgor obtains actual knowledge thereof, (i) of the occurrence of any breach by Pledgor of its obligations under this Pledge and/or the Second Equitable Mortgage and (ii) of any action or proceeding to which Pledgor is a party, or affecting Pledgor, except to the extent failure to do so could not reasonably be expected to have a material adverse affect on Pledgor or the Collateral or Lender's security interest therein.

                  (e) Pledgor shall deliver to Lender after the occurrence and during the continuance of any Event of Default or as otherwise required by Paragraph 11 hereof any and all Distributions payable or paid to Lender pursuant to the terms of this Pledge and shall deliver to Lender all principal, interest and other sums due or paid under any loans by Pledgor to Company. Pledgor shall promptly deliver to Lender all notes or other evidence of indebtedness with respect to such loans.

                  (f) Pledgor shall not permit any Voluntary Bankruptcy Event to occur without the express prior written consent of Lender.

                  (g) Pledgor shall not permit the liquidation, dissolution, winding up or discontinuation, in whole or in part, of Pledgor or Company without the express prior written consent of Lender.

                  (h) Pledgor agrees, notwithstanding any provision in its or the Company's organizational documents or in the Shareholders Agreement,
      (i) not to take any action (or fail to take an action which failure would have such effect) to terminate, dilute, impair or otherwise adversely affect in any material respect Lender's legal rights, remedies or interests under this Pledge or the Second Equitable Mortgage (provided that the Pledgor shall not be in default of such obligation if (x) the Pledgor or the Company, in exercising its reasonable business judgment, acts in good faith with due regard to the terms hereof and the interests of Lender hereunder or (y) if Pledgor or the Company enters into and consummates a transaction permitted under Section 8(b) hereof) and shall cause the Company to amend (in form and substance reasonably satisfactory to Lender) its organizational documents to similarly so provide and to preclude any such action or inaction having such effect, and to obtain all necessary consents and perform such other actions which are a prerequisite to such amendments and (ii) to otherwise promptly comply with Lender's reasonable requests to ensure that the Company is and remains a special purpose entity (the purpose and activities of which shall be limited to owning the stock of PowerTel).

                  (i) Pledgor shall provide twenty (20) days prior notice to Lender if at any time after the date hereof it intends (i) be incorporated in any jurisdiction of Australia, (ii) carry on business in Australia (as determined under Australian law) or (iii) for Australian tax purposes, become a resident of Australia or a non-resident of Australia carrying on business at or through a permanent establishment in Australia.

                  (j) The acquisition of all or any portion the Collateral by the Pledgor does not require notification to the Treasurer of the Commonwealth of Australia under section 26 of the Foreign Acquisitions and Takeover Act 1975.

            9. Indemnification. Pledgor shall and does hereby agree to indemnify Lender for and to hold Lender harmless from and against any and all loss, cost, damage, liability or expense (including without limitation attorneys' fees and disbursements reasonably incurred) which arise from (a) Pledgor's failure to comply with any of its obligations hereunder or under the Second Equitable Mortgage and/or (b) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Pledge and/or the Second Equitable Mortgage, except to extent any claims and demands arise from Lender's gross negligence or willful misconduct. Should Lender incur any such liability, loss or damage, the amount thereof shall be deemed part of the Obligations and secured hereby and Pledgor shall reimburse Lender therefor promptly upon receipt of written demand of Lender specifying such liability, loss or damage in reasonable detail.

            10. Events of Default; Remedies.

                  (a) If any "Event of Default" shall occur under (and as defined in) the Mortgage, the same shall be deemed an "Event of Default" hereunder and under the Second Equitable Mortgage.

                  (b) Upon the occurrence and during the continuance of an Event of Default, Lender shall have all of the following remedies:

                  (i) Lender shall have all of the rights and remedies provided under this Pledge, the Second Equitable Mortgage and/or to a secured party by the Uniform Commercial Code in effect in the State of New York, the domicile of Pledgor and any other jurisdiction in which the Collateral may be located at that time;

                  (ii) Lender, except to the extent prohibited by law, without in any manner waiving such Event of Default, may, at its option, without further notice and without regard to the adequacy of any security for the Obligations, either in person or by agent, with or without bringing any action or proceeding, collect and receive all Distributions;

                  (iii) Lender, except to the extent prohibited by law, without the necessity for demand of performance or other demand, advertisement or notice of any kind of time and place of public or private sale to or upon any other person (all and each of which demands, advertisements and/or notices are expressly waived by Pledgor) shall have the right to forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, transfer and register in its name or in the name of its nominee the whole or any part of the Collateral, exchange certificates or instruments representing or evidencing Collateral (if any) for certificates or instruments of smaller or larger denominations, and exercising the voting rights thereto, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in one or more portions at public or private sale or sales, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, for credit or for future delivery without assumption of any credit risk, with the right of Lender upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold. In connection with any such sale, assignment, option, contract, disposition or delivery:

                        (A) the sale of Collateral shall have been made in a
                  commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, Lender may sell on such terms as Lender may choose, without assuming any credit risk and without any obligations to advertise. Further, it shall be deemed reasonable for Lender to hold such a sale in the City of Tulsa or any other metropolitan area in the United States. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at any private sale was less than the price that might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer the Collateral to more than one Person;

                        (B) Lender may apply the proceeds of any such sale or
                  disposition to the satisfaction of Lender's attorneys' fees and expenses reasonably incurred and any other costs and expenses reasonably incurred in connection with Lender's retaking, holding, preparing for sale, and selling of the Collateral; and

                        (C) in the event that notice is necessary, written
                  notice mailed to Pledgor at the address given below five (5) Business Days prior to the date of public sale of the Collateral subject to the lien and security interest created herein or prior to the date after which private sales or any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient;

                  (iv) Lender may, in its sole and absolute discretion, make any compromise or settlement deemed desirable by Lender and/or extend the time of payment or delivery, arrange for payment or delivery in installments, or otherwise modify the terms of, or release, any of the Collateral, and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein;

                  (v) upon notice to Pledgor by Lender stating that an Event of
            Default has occurred and is continuing (the "NOTICE OF DEFAULT"), all rights of Pledgor to exercise the voting and other rights which Pledgor would otherwise be entitled to exercise pursuant to Paragraph 11(a) and all other rights of Pledgor with respect to the Collateral shall cease, all such rights shall thereupon become vested in

            Lender and Lender shall thereupon have the sole right to exercise such voting and other rights;

                  (vi) all rights of Pledgor to receive Distributions which
            Pledgor would otherwise be authorized to receive and retain pursuant to Paragraph 11(b) herein shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to receive and hold such Distributions as part of the Collateral;

                  (vii) all Distributions which are received by Pledgor contrary to the provisions of Paragraph 10(b)(vi) shall be received in trust for the benefit of Lender, segregated from other funds of Pledgor and forthwith paid over to Lender as part of the Collateral in the form received (with any necessary endorsement); and

                  (viii) in order to permit Lender to exercise the voting and other rights which Lender may be entitled to exercise pursuant to Paragraph 10(b)(v), (vi) and (vii), and to receive all Distributions which Lender may be entitled to receive under such subparagraphs, Pledgor shall, if necessary, upon written notice from Lender, from time to time, execute and deliver to Lender any instruments as Lender may reasonably request and in form reasonably satisfactory to Lender in all respects.

            11. Voting Rights; Distributions; Etc. At all times, except upon the occurrence and during the continuance of an Event of Default:

                  (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms hereof.

                  (b) Pledgor shall be entitled to receive and retain any and all Distributions, other than any and all:

                  (i) Distributions paid or payable other than in cash in
            respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any of the Collateral;

                  (ii) Distributions paid or payable in cash in respect of any of the Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                  (iii) cash paid, payable or otherwise distributed in
            redemption of, or in exchange for, any of the Collateral,

      all of which shall be, and all of which shall be forthwith delivered to Lender to hold as, part of the Collateral and, if received by Pledgor, shall be received in trust for the benefit of Lender, segregated from the other property or funds of Pledgor, and forthwith delivered to Lender as part of the Collateral in the form received (with any necessary endorsement).

            12. Lender's Rights. Lender may, at any time, acting in each instance in Lender's sole and absolute discretion (subject to the terms of the Loan Documents):

                  (a) extend or change the time of payment and/or the manner, place or terms of payment of all or any of the Obligations;

                  (b) exchange, release and/or surrender all or any of the Mortgaged Property, which is now or may hereafter be held by Lender in connection with the Obligations;

                  (c) sell and/or purchase all or any of the Mortgaged Property and dispose of the proceeds thereof; and

                  (d) enter into and consummate any sales, pledges and/or transfers of its interests in the Loan and this Pledge and the other Loan Documents as provided in the Notes.

            13. Release. Lender may release or surrender at any time all or any of the other security for the Obligations, release any party primarily or secondarily liable thereon and may apply any other security held by it in satisfaction of the Obligations without prejudice to its rights under this Pledge.

            14. Continuing Security Interest; Termination.

                  (a) This Pledge shall create a continuing security interest in the Collateral and, unless terminated by operation of law, shall remain in full force and effect and be binding upon Pledgor and the legal representatives, successors and assigns of Pledgor until the Obligations have been paid in full and shall be reinstated, as applicable, if at any time payment or performance of the Obligations, or any part thereof, is rescinded or reduced in amount or must otherwise be restored or returned by any obligee of such Obligations all as though such payment or performance had not been made.

                  (b) Upon the payment in full of the Obligations, the security interest in the Collateral pursuant to this Pledge shall automatically terminate without any further act of Pledgor or Lender being required, and all rights to the Collateral as Lender may hold and shall revert to Pledgor. Upon any such termination, Lender will return to Pledgor such of the Collateral as shall not have not been sold or otherwise applied pursuant to the terms hereof. In addition, Lender will execute, acknowledge (where applicable) and deliver such satisfactions, releases and termination statements as Pledgor shall reasonably request.

            15. Notices. Except as otherwise expressly provided herein, all notices, requests, demands or other communications provided for hereunder shall be in writing and mailed, transmitted via facsimile, or delivered via courier service: if to Pledgor, at its address set forth in the first paragraph hereof, Attention:
General Counsel, facsimile: (918) 547-2360, with a copy to Leucadia National Corporation, 315 Park Avenue South, New York, NY 10010, Attention: Tom Mara, facsimile (212) 598-3241; if to Lender, at its address set forth in the first paragraph hereof, with copy to White & Case LLP at 1155 Avenue of the Americas, New York, NY 10036, Attention: John Reiss, Esq. and Roger Noble, Esq., facsimile
(212) 354-8113; or at such other address as shall be designated by such party in a written notice to the other parties hereto. All notices required or permitted hereunder shall be given either by (a) personal delivery, (b) professional expedited delivery service (postage prepaid), (c) facsimile (provided that a confirmation copy immediately follows by any of the other methods of delivery permitted herein), or (d) certified mail return receipt requested (postage prepaid), and if so given, shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service, as of the date of delivery or the date of attempted or refused delivery at the address or in the manner provided herein, or, in the case of facsimile with confirmation as required above, upon receipt or, in the case of certified mail, five (5) Business Days after posting with the U.S. Postal Service.

            16. Marshalling. Lender shall not be required to marshal any present or future security for (including but not limited to this Pledge), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights of Lender hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Lender's rights under this Pledge or the Second Equitable Mortgage and, to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

            17. Pledgor's Obligations Not Affected. The obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor; (b) any exercise or nonexercise, or any waiver, by Lender of any right, remedy, power or privilege under or in respect of the Obligations or any security therefor (including this Pledge); (c) any amendment to or modification of any instrument (other than this Pledge) securing any of the Obligations; or (d) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

            18. Instructions to Company. If an Event of Default has occurred and is continuing which entitles Lender to receive Distributions with respect to the Interest, Lender may give written notice to such effect to Company (with a copy to Pledgor) and direct Company to make further Distributions with respect to the Collateral directly to Lender. Pledgor hereby instructs Company to honor such directions as Company may receive from Lender with respect to the payment of Distributions, whether in cash or in kind, with respect to the Collateral. This paragraph is intended to authorize Company to rely upon directions from Lender and is not intended to confer any additional authority upon Lender beyond that conferred elsewhere in this

Pledge or otherwise. Pledgor also directs Company not to transfer any of the Collateral (other than pursuant to a transaction permitted under Paragraph 8(b)) without the consent of Lender, which consent Lender may grant or withhold in its sole discretion. In addition, Pledgor agrees that, except in relation to the Security Agreement, it will not transfer "control" (as defined in Section 8-106(c) of the Uniform Commercial Code of the State of New York) over the Interests to any Person other than Lender, except pursuant to a transaction permitted under Paragraph 8(b) or as expressly contemplated in the Acknowledgment.

            19. Miscellaneous.

                  (a) Severability. In the event any one or more of the provisions contained in this Pledge or their application to any person or circumstance shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Pledge shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (b) Successors and Assigns. This Pledge is binding upon and inures to the benefit of Pledgor and Lender and their respective successors and permitted assigns. Pledgor shall not voluntarily, or by operation of law, assign or transfer any interest which it may have under this Pledge without the prior written approval of Lender. Lender may assign or otherwise transfer all or any portion of its rights hereunder to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits granted to Lender herein. The Pledgor agrees to deliver to the Lender or its nominee an opinion of Atanaskovic Hartnell or another law firm reasonably acceptable to Lender (at the Pledgor's sole cost and expense) addressed to any successor or assign of Lender, opining as to the enforceability of the Second Equitable Mortgage, and such other matters incident to the transactions contemplated thereby, which opinion shall be in form and substance reasonably satisfactory to the Lender.

                  (c) Entire Agreement; Amendment. This Pledge and the other documents, instruments and/or agreements contemplated hereby (including without limitation, the Intercreditor Agreement) embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. All prior agreements and understandings, oral or written, are merged into this Pledge and the other documents, instruments and/or agreements contemplated hereby. No provision of this Pledge may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  (d) Captions. The captions or headings of the paragraphs in this Pledge are for convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions hereof.

                  (e) Jurisdiction; Venue. Pledgor irrevocably consents to the jurisdiction of the State and Federal Courts of New York located in New York City (a "NEW YORK FORUM") in any and all actions and proceedings whether arising hereunder or under any other Loan Document, and irrevocably agrees to service or process by certified mail, return receipt requested, to the address of Pledgor set forth herein. Pledgor affirms and covenants that this agreement is a knowing, voluntary and conscious decision made by Pledgor with full advice of counsel. Pledgor (i) waives and shall not interpose any objections of forum non conveniens, or to venue, (ii) waives any right to seek to remove any proceeding commenced by Lender in any New York Forum to any other forum or venue, and (iii) waives any right to object to Lender seeking to remove to a New York Forum any proceeding commenced by Pledgor in any forum or venue other than a New York Forum.

                  (f) No Waiver. No failure or delay on the part of Lender in exercising any power or right hereunder or under the Second Equitable Mortgage shall operate as a waiver thereof or a waiver of any other term, provision or condition hereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. All rights and remedies of Lender hereunder and under the Second Equitable Mortgage are cumulative and shall not be deemed exclusive of any other rights or remedies provided by law, or in any other Loan Documents.

                  (g) Counterparts. This Pledge may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. An original executed counterpart delivered by facsimile shall be deemed to be an original executed counterpart for all purposes hereunder.

                  (h) Governing Law. This Pledge and the Acknowledgment shall be governed by, and construed and enforced in accordance with the laws of the State of New York, without reference to conflicts of laws principles. To the fullest extent permitted by applicable law, Pledgor hereby unconditionally and irrevocably waives any claim to assert that the laws of any other jurisdiction govern this Pledge, and Pledgor affirms, warrants and covenants that this agreement is a knowing, voluntary and conscious decision made by Pledgor with full advice of counsel.

                  (i) Security Agreement. This Pledge is intended to constitute and is a "security agreement" under the Uniform Commercial Code of the State of New York.

                  (j) Costs and Expenses. Pledgor agrees to pay any and all costs and expenses reasonably incurred by Lender upon the occurrence and during the continuance of an Event of Default in enforcing any rights or remedies under this Pledge and/or the Second Equitable Mortgage (including, without limitation, court costs, reasonable attorneys' fees and disbursements) and any such costs or expenses paid or incurred by Lender shall accrue interest at the Default Rate from the date paid or incurred by Lender until the date repaid by or on behalf of Pledgor.

                  (k) Certain Rights and Remedies. Lender may exercise its rights and remedies under the Uniform Commercial Code and/or otherwise under this Pledge and/or the Second Equitable Mortgage or pursuant to law or equity, it being expressly agreed that Lender may, at its sole option, exercise such right with respect to less than all of the Collateral, as Lender elects in its sole discretion, leaving unexercised its rights with respect to the remainder of the Collateral and in such order as Lender shall determine in its sole discretion; provided, however, that such partial exercise (or priority of exercise) shall in no way restrict or jeopardize Lender's right to exercise its right with respect to all or another portion of the remainder of the Collateral at a later time or times.

                  (l) Application. If Lender either receives any amounts in connection with the sale of the Collateral or any proceeds of the Collateral, such sums shall be applied against the Obligations as Lender may determine in its sole discretion.

                  (m) Intercreditor Agreement; First Equitable Mortgage. This Pledge, including without limitation the exercise of any rights and remedies (including voting rights) specified in Paragraphs 10, 11, 12 and 18 hereof, shall be subject in all respects to the terms and conditions of the Intercreditor Agreement. In the event of any inconsistency or conflict between the terms of this Pledge or the Acknowledgment on the one hand, and the terms of the Intercreditor Agreement on the other hand, the terms of the Intercreditor Agreement shall govern. In the event of any inconsistency or conflict between the terms of this Pledge and the Second Equitable Mortgage, the terms of this Pledge shall govern.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Pledge has been executed by the parties as of the date first above written.


                                           PLEDGOR:

                                           CG AUSTRIA, INC.,
                                           a Delaware corporation


                                           By: /s/ HOWARD S. KALIKA
                                              ------------------------------
                                              Name:   Howard S. Kalika
                                              Title:  Treasurer





                                           LENDER:

                                           WILLIAMS HEADQUARTERS BUILDING
                                           COMPANY, a Delaware corporation


                                           By: /s/ MARK W. HUSBAND
                                              ------------------------------
                                              Name: Mark W. Husband
                                              Title: Vice President





The undersigned hereby acknowledges and agrees to recognize the terms and provisions of this Pledge and the security interest and other rights granted to Lender herein:

WILTEL COMMUNICATIONS PTY. LIMITED,
an Australian corporation


By: /s/ HOWARD S. KALIKA
   ------------------------------
   Name:  Howard S. Kalika
   Title: Vice President

                                                                       EXHIBIT A


                    Acknowledgment, Consent And Agreement Of
                       WILTEL COMMUNICATIONS PTY. LIMITED


            WILTEL COMMUNICATIONS PTY. LIMITED in its role as issuer of the Interests (the "COMPANY"), subject in each case to the Intercreditor Agreement, the Security Agreement and the First Equitable Mortgage, (i) acknowledges receipt of and consents to the terms and provisions of (a) the Pledge Agreement dated as of November 27, 2002 (the "PLEDGE AGREEMENT") to which this Acknowledgment, Consent and Agreement is attached (terms used herein not defined herein shall have the meanings ascribed to such terms in the Pledge Agreement) and (b) the Second Equitable Mortgage; (ii) agrees to pay Distributions with respect to the Interests in accordance with the directions of Lender with the consent of the Administrative Agent pursuant to the Intercreditor Agreement, the Security Agreement and the First Equitable Mortgage following the occurrence and during the continuance of an Event of Default; (iii) acknowledges that the grant of the security interest under the Pledge Agreement and under the Second Equitable Mortgage has been registered on the books and records of the Company and agrees not to transfer any of the Interests without the consent of Lender, except to the extent such consent is not required pursuant to Paragraph 8(b) of the Pledge; (iv) agrees that it will comply with instructions regarding the Collateral originated by Lender following the occurrence and during the continuance of an Event of Default without the further consent of the registered owner of the Interests, including CG Austria, Inc. ("OWNER"); (v) agrees that it will not comply or agree to comply with instructions regarding the Collateral originated by any person other than the Owner, Lender, the Administrative Agent pursuant to the Security Agreement, the First Equitable Mortgage and the Intercreditor Agreement, any applicable Governmental Authority or a court of competent jurisdiction; (vi) agrees that unless and until payment in full of the Obligations it will not register any person other than Owner as the registered owner of the Interest, unless otherwise directed by the Administrative Agent pursuant to the Security Agreement and the First Equitable Mortgage or Lender with the consent of the Administrative Agent pursuant to the Security Agreement and the First Equitable Mortgage; (vii) agrees that Lender does not undertake any obligations or liabilities of any nature whatsoever arising from the Company's Articles of Association or pertaining to the organization, formation, creation, operation or conduct of the Company or of any of its constituents solely by reason of the Pledge Agreement or the exercise of its rights thereunder; (viii) agrees that Lender will not by reason of the Pledge Agreement and/or the Second Equitable Mortgage or the exercise of its rights thereunder be liable to any person, firm, corporation or entity for any injury or damages of any nature whatsoever sustained by reason of any act of omission or commission of the Company or any of its constituents or by reason of the grant of the security interest in the Collateral, except in each case to the extent any injury or damage is caused by Lender's gross negligence or willful misconduct;
(ix) agrees, notwithstanding any provision in the Company's organizational documents or the Shareholders Agreement, not to take any action to (or fail to take any action which failure would have such effect) terminate, dilute, impair or otherwise adversely affect in any material respect Lender's legal rights, remedies or interests under the Pledge Agreement or the Second Equitable Mortgage (provided that the Company shall not be in default of such obligation
(x) if the Company, in exercising its reasonable business judgment, acts in good faith with due regard to the terms thereof and the interests of Lender thereunder or (y) if the Company enters into and consummates a transaction permitted under Paragraph 8(b) of the Pledge) or under any document, instrument or agreement executed in reliance on the Pledge Agreement or the Second Equitable Mortgage and to amend (in form and substance reasonably satisfactory to Lender) its organizational documents and any other relevant documents to

                                                                       Exhibit A
                                                                          Page 2


similarly so provide and to preclude any such action or inaction having such effect, and to use all reasonable efforts to obtain all necessary consents and perform such other actions which are a prerequisite to such amendments and to otherwise comply with Lender's reasonable requests to ensure that the Company is a special purpose entity (the purpose and/or activities of which shall be limited to owning the stock of PowerTel) and that Lender's security interest in the Collateral is not adversely affected by any action or inaction of Pledgor or the Company; (x) acknowledges that the pledge by Owner and the security interest of Lender under the Pledge Agreement is subject and subordinate to the security interest granted to the Administrative Agent pursuant to the Security Agreement and the First Equitable Mortgage, pursuant to the terms of the Intercreditor Agreement; and (xi) agrees that, notwithstanding anything to the contrary contained in the Shareholders Agreement or the Company's organizational documents in the event Lender exercises its remedies under the Pledge Agreement and/or the Second Equitable Mortgage and forecloses or otherwise realizes on the Collateral and sells the Interests, the purchaser of such Interest will automatically become a shareholder in the Company.



Dated as of:                       WILTEL COMMUNICATIONS PTY. LIMITED,
November 27, 2002                       an Australian corporation


                                   By: /s/ HOWARD S. KALIKA
                                       -------------------------------------
                                       Name:  Howard S. Kalika
                                       Title: Vice President